Net Loss Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Net Loss Per Share
Net Loss Per Share
Prosper computes net loss per share in accordance with ASC Topic 260, Earnings Per Share (“ASC Topic 260”). Under ASC Topic 260, basic net loss per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period and excludes the effects of any potentially dilutive securities.
We compute Earnings per Share (“EPS”) using the two-class method. The two-class method allocates earnings that otherwise would have been available to common shareholders to holders of participating securities. We consider all series of our convertible preferred stock to be participating securities due to their rights to participate in dividends with common stock. As such, earnings allocated to these participating securities, which include participation rights in undistributed earnings, are subtracted from net income to determine total undistributed earnings to be allocated to common stockholders. All participating securities are excluded from basic weighted-average common shares outstanding. Prior to any conversion to common shares, each series of PMI’s convertible preferred stock was entitled to participate on an if converted basis in distributions of earnings, when and if declared by the board of directors, that were made to common stockholders and as a result these shares were considered participating securities. During the year ended December 31, 2017, 2016 and 2015, certain shares issued as a result of the early exercise of stock options, which are subject to a repurchase right by PMI, were entitled to receive non-forfeitable dividends during the vesting period and as a result were considered participating securities.
The weighted average shares used in calculating basic and diluted net loss per share excludes certain shares that are disclosed as outstanding shares in the Consolidated Balance Sheets and Consolidated Statements of Convertible Preferred Stock and Stockholders’ Deficit because such shares are restricted as they were associated with options that were early exercised and continue to remain unvested.
Basic and diluted net loss per share was calculated as follows (net loss in thousands):

	Year ended December 31,
	2017	2016	2015
Numerator:
Net loss available to common stockholders for basic and diluted EPS	$(115,158)	$(118,741)	$(25,968)
Denominator:
Weighted average shares used in computing basic and diluted net loss per share	69,687,836	64,196,537	55,547,408
Basic and diluted net loss per share	$(1.65)	$(1.85)	$(0.47)

Due to losses attributable to PMI’s common shareholders for each of the periods below, the following potentially dilutive shares are excluded from the diluted net loss per share calculation because they were anti-dilutive under the treasury stock or if converted method:

	Year ended December 31,
	2017	2016	2015
	(shares)	(shares)	(shares)
Excluded securities:
Convertible preferred stock issued and outstanding	214,637,925	177,388,425	177,388,425
Stock options issued and outstanding	46,722,408	44,099,577	34,358,106
Unvested stock options exercised	11,565	1,126,210	9,806,170
Restricted Stock Units	—	351,721	190,517
Warrants issued and outstanding	1,166,145	988,513	588,660
Series E-1 Convertible Preferred Stock warrants	35,544,141	1,254,111	—
Series F Convertible Preferred Stock warrants	177,720,704	—	—
Total common stock equivalents excluded from diluted net loss per common share computation	475,802,888	225,208,557	222,331,878

The number of shares issued and outstanding reflect a 5-for-1 forward stock split effected by PMI on February 16, 2016.